QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.37

FIFTH AMENDMENT TO CREDIT AGREEMENT

        FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 7, 2003, among UBIQUITEL OPERATING COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), UBIQUITEL INC., a corporation organized and existing under the laws of the State of Delaware ("Holdings"), the various banks from time to time party to the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent and BNP PARIBAS (f/k/a PARIBAS), as Lead Arranger. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, the Borrower, Holdings, the Banks, the Lead Arranger and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 (as amended by the First Amendment to Credit Agreement, dated as of May 5, 2000, as further amended by the Second Amendment and Consent to Credit Agreement, dated as of March 1, 2001, as further modified by the Consent to Credit Agreement, dated as of July 25, 2001, as further amended by the Third Amendment to Credit Agreement, dated as of December 18, 2001 and as further amended by the Fourth Amendment to Credit Agreement, dated as of July 17, 2002, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

I.    Amendments to Credit Agreement.

        1.    On and after the date on which the Borrower shall have consummated the first Permitted Exchange Offer, Section 3.03(d) of the Credit Agreement is hereby amended by deleting the amount of "$6,875,000" appearing opposite the date "September 30, 2007" appearing in the table in said Section and inserting the amount "$1,875,000" in lieu thereof.

        2.    Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new Section 3.03(h) at the end of said Section:

  "(h)    In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank with such a Commitment) shall be permanently reduced by $5,000,000 on the date on which the Borrower shall have consummated the first Permitted Exchange Offer (to the extent that such day is not a Business Day then the required date of such Commitment reduction shall be the immediately succeeding Business Day).".

        3.    Section 4.02(A)(d)(i) of the Credit Agreement is hereby amended by deleting the text "(excluding the Equity Financing or the Bridge Financing)" appearing in said Section and inserting the text "(excluding (i) any such cash proceeds resulting from the consummation of the Equity Financing, the Bridge Financing or any Exchange Offer Capital Contribution and (ii) solely on and after the date upon which the Borrower shall have consummated a Permitted Exchange Offer, any such cash proceeds that are used by the Borrower for general corporate purposes)" in lieu thereof.

        4.    Section 4.02(A)(d)(ii) of the Credit Agreement is hereby amended by deleting the second parenthetical appearing in said Section and inserting the text "(other than Indebtedness permitted by Section 9.05 as said Section is in effect on the Fifth Amendment Effective Date)" in lieu thereof.

        5.    Section 4.02(A) of the Credit Agreement is hereby amended by inserting new Sections 4.02(A)(j) and (k) at the end of said Section:

          "(j)    In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on the date on which the Borrower consummates the first Permitted Exchange Offer, an amount equal to $15,000,000 shall be paid by the Borrower and applied as provided in Section 4.02(B); provided that to the extent that any mandatory repayments and/or commitment reductions were required to be made and were actually made by the Borrower pursuant to Section 4.02(A)(f) to the extent (and only to the extent) related to the sale-leaseback transaction permitted by Section 9.02(ix)(C)(1) hereof at any time prior to the consummation of such first Permitted Exchange Offer, the aggregate amount of mandatory repayments and/or commitment reductions required to be made and applied pursuant to this clause (j) shall be reduced (but in no event to less than zero) by the aggregate amount of any such repayments or reductions actually made.

          (k)    In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, an amount equal to 100% of any voluntary or optional payments or prepayments made by Holdings or any of its Subsidiaries on account of Indebtedness evidenced by any Exchange Offer Notes (to the extent permitted to be made hereunder) shall be applied as provided in Section 4.02(B).".

        6.    Section 4.02(B) of the Credit Agreement is hereby amended by inserting the text "and Sections 4.02(A)(j) and (k)" immediately following the text "through (g), inclusive," appearing in clause (a) of said Section.

        7.    Section 7 of the Credit Agreement is hereby amended by inserting the following new Sections 7.35 and 7.36 at the end of said Section:

          "7.35    Permitted Exchange Offer.    In connection with the consummation of any Permitted Exchange Offer in accordance with the terms hereof, all material aspects of any such Permitted Exchange Offer shall have been effected in accordance with applicable law. At the time of the consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate any such Permitted Exchange Offer shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of such Permitted Exchange Offer. All corporate and other similar approvals necessary for the consummation of any such Permitted Exchange Offer shall have been obtained and remain in full force and effect. Additionally, at the time of the consummation thereof, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of such Permitted Exchange Offer. The Senior Unsecured Notes issued pursuant to each Permitted Exchange Offer will constitute, and as structured on the Fifth Amendment Effective Date do constitute (and qualify as), "Permitted Refinancing Indebtedness" (as defined in the Senior Subordinated Discount Notes Documents).

          7.36    Exchange Offer Notes.    As of the date of each issuance of any Exchange Offer Notes, the Borrower is entitled to incur the Indebtedness evidenced by any such Exchange Offer Notes in reliance on Section 4.09(a) of the Senior Subordinated Discount Notes Indenture (dated as of April 11, 2000) (it being understood and agreed by the parties hereto that for the purpose of calculating the Consolidated Debt to Annualized Operating Cash Flow Ratio (as defined in the Senior Subordinated Discount Note Indenture), Consolidated Debt (as defined in the Senior

  Subordinated Discount Note Indenture) shall include all Loans outstanding and all available undrawn Commitments, in each case, as of the relevant calculation date).".

        8.    Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.23 and 8.24 immediately at the end of said Section:

          "8.23    Leases.    (a)    Promptly following, but in no event more than 90 days following the Fifth Amendment Effective Date, Holdings shall cause Via and its Subsidiaries to grant a first priority leasehold mortgage (in form and substance satisfactory to the Administrative Agent) securing the Obligations on at least 75% of the tower, rooftop, ground, co-location or similar leases to which Via and its Subsidiaries are party on the Fifth Amendment Effective Date excluding for this purpose any tower, rooftop, ground, co-location or similar leases which constitute part of the assets to be sold pursuant to the sale-leaseback transaction described in Section 9.02(ix)(C)(1); provided, that, solely to the extent that (i) Via and its Subsidiaries shall have granted first priority leasehold mortgages with respect to at least 60% of the tower, rooftop, ground, co-location or similar leases described in this clause (a) within the time period provided for in this clause (a) and (ii) Holdings, Via and each of their respective Subsidiaries shall have used their collective commercially reasonable efforts to obtain the first priority leasehold mortgages required to be obtained in connection with the remaining tower, rooftop, ground, co-location or similar leases described in this clause (a) and, notwithstanding any such efforts, for reasons not attributable to Holdings, Via or any of their respective Subsidiaries, could not obtain one or more of such required leasehold mortgages within the time periods stipulated in this clause (a), such failure shall not constitute a Default or Event of Default pursuant to Section 10.03.

          (b)    Promptly following, but in no event more than 210 days after the Fifth Amendment Effective Date, Holdings shall cause Via and its Subsidiaries to grant a first priority mortgage or leasehold mortgage, as applicable (in form and substance satisfactory to the Administrative Agent) securing the Obligations on at least 75% of the tower, rooftop, ground, co-location or similar leases to which Via and its Subsidiaries are party on the Fifth Amendment Effective Date which constitute part of the assets to be sold pursuant to the sale-leaseback transaction described in Section 9.02(ix)(C)(1) which have not been sold on or before such date.

          (c)    Promptly following, but in no event more than 30 days after Via or any of its Subsidiaries enters into any tower, rooftop, ground, co-location or similar leases after the Fifth Amendment Effective Date (including, without limitation, any such leases entered into in connection with the sale-leaseback transaction described in Section 9.02(ix)(C)(1)), Holdings shall cause Via and its Subsidiaries to grant a first priority leasehold mortgage (in form and substance satisfactory the Administrative Agent) securing the Obligations on such leases.

          (d)    The leasehold mortgages or mortgages entered into pursuant to clauses (a), (b) and (c) of this Section 8.23 shall comply in all respects with Section 8.17(b) to the extent applicable in the judgment of the Administrative Agent.

          (e)    Promptly following, but in no event more than 90 days following the Fifth Amendment Effective Date, Holdings and the Borrower shall, or shall otherwise cause each of their respective Subsidiaries to, (i) transfer any Tower Site Lease to the Leases Subsidiary to which it or any of its respective Subsidiaries is a party to or any other tower, rooftop or similar lease to which it is a party used for the operation of the Service Area Network, (ii) deliver to the Administrative Agent all documents executed and delivered in connection with such transfer, which documents shall be in form, scope and substance satisfactory to the Administrative Agent and (iii) execute and deliver agreements with the Leases Subsidiary in form and substance substantially similar to the Leases Subsidiary Funding Agreement in connection with each such transfer.

          8.24    Landlord Agreement.    Promptly following, but in no event more than 30 days following the Fifth Amendment Effective Date, the Borrower shall have delivered to the Collateral Agent an agreement, in form and substance satisfactory to the Administrative Agent, from the landlord of the Real Property leased to Holdings and/or the Borrower at One West Elm Street, Suite 400, Conshohocken, PA 19428 acknowledging, among other things, the Collateral Agent's security interests in property maintained on the leased premises and waiving its own security interest, if any, thereon and the Collateral Agent's authority to obtain access to such property and covering such other matters as the Collateral Agent may reasonably request.".

        9.    Section 9.02(ix) of the Credit Agreement is hereby amended by (i) deleting each reference to "the Borrower" appearing in said Section (other than in clause (D) of said Section, which reference shall remain the same) and inserting the text "Holdings or any of its Subsidiaries" in lieu thereof and (ii) inserting the text "provided that the Net Sale Proceeds received as the result of the consummation of a sale-leaseback transaction of the type described in sub-clause (C)(1) of this clause (ix) and consummated in accordance with the terms hereof shall not be required to be applied as (and to the extent) required by Section 4.02 hereof solely in the event that (1) such sale-leaseback transaction is consummated on or after the date upon which a Permitted Exchange Offer shall have been consummated by the Borrower in accordance with the terms hereof and the mandatory repayments and/or commitment reductions required to be made pursuant to Section 4.02(A)(j) shall have been made and (2) the aggregate amount of such Net Sale Proceeds does not exceed $15,000,000 (the excess of any such Net Sale Proceeds to be applied in accordance with Section 4.02(A)(f))" immediately prior to the semicolon appearing in said Section.

        10.    Section 9.04 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately before the text "Neither" appearing in said Section and (ii) inserting the following text immediately at the end of said Section:

          "(b)    Holdings and the Borrower will not, and will not permit any of their respective Subsidiaries other than the Leases Subsidiary to, directly or indirectly, enter into any tower, ground, co-location or rooftop leases for the operation of the Service Area Network.

        11.    Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (vii) of said Section, (ii) deleting the period appearing at the end of clause (viii) of said Section and inserting a semicolon in lieu thereof and (iii) inserting the following new clauses (ix) and (x) immediately following clause (viii) appearing in said Section:

          "(ix)    Indebtedness evidenced by the Senior Unsecured Notes (substantially in the form agreed to by the Banks on the Fifth Amendment Effective Date (with any such amendments or modifications thereto as may be acceptable to the Administrative Agent)) less the amount of principal repayments thereof and senior guaranties (substantially in the form agreed to by the Banks on the Fifth Amendment Effective Date (with any such amendments or modifications thereto as may be acceptable to the Administrative Agent)) with respect thereto and from parties also guaranteeing the Obligations on a senior basis; and

          (x)    Indebtedness evidenced by any Exchange Offer Notes (substantially in the form agreed to by the Banks on the Fifth Amendment Effective Date (with any such amendments or modifications thereto as may be acceptable to the Administrative Agent)) less the amount of principal repayments thereof.".

        12.    Section 9.08(a) of the Credit Agreement is hereby amended by inserting the following new Section 9.08(a)(3) immediately following clause (a)(2) appearing in said Section:

          "(3)    Notwithstanding anything to the contrary contained in clauses (a)(1) or (a)(2) above, to the extent that any Permitted Exchange Offer is consummated in accordance with the terms hereof, Holdings, on and after the date on which such Permitted Exchange Offer is consummated, will not, and will not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed during any period or fiscal year set forth below the amount set forth below opposite such date:

Fiscal Year Ended	Amount
December 31, 2003	$30,000,000
December 31, 2004	30,000,000
December 31, 2005	40,000,000
December 31, 2006 and each fiscal year thereafter	35,000,000	".

        13.    Section 9.08(b) of the Credit Agreement is hereby amended by inserting the text "; provided, further, that any amounts carried forward from the fiscal year immediately preceding the fiscal year in which the Borrower shall have consummated the first Permitted Exchange Offer and available to be used during such fiscal year shall in no event exceed $12,500,000" immediately preceding the period appearing at the end of said Section.

        14.    Section 9.16(i) of the Credit Agreement is hereby amended by deleting the text "as applicable, or the Preferred Stock" appearing in said Section and inserting the text "the Preferred Stock, the Senior Unsecured Notes or (except as set forth in the immediately succeeding proviso) the Exchange Offer Notes, as applicable; provided that (x)  Holdings may, and may permit any of its Subsidiaries to, make any such voluntary or optional payment or prepayment on account of any Exchange Offer Notes solely to the extent that the Borrower first makes a mandatory repayment in accordance with Section 4.02(A)(k) hereof simultaneously with any such voluntary or optional payment or prepayment in an amount equal to the payment made on the account of any such Exchange Offer Notes and (y) Holdings may permit the Borrower to make any such repayments on account of any Senior Subordinated Discount Notes constituting the cash component of a Permitted Exchange Offer, to the extent specifically permitted hereunder and strictly in accordance with the terms hereof" in lieu thereof.

        15.    Section 9.16(ii) of the Credit Agreement is hereby amended by inserting the text "or the Senior Unsecured Notes Documents or the Exchange Offer Notes Documents" immediately following the text "or the Bridge Financing Documents" appearing in said Section.

        16.    Section 9.26 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately prior to the text "Holdings shall not permit" and (ii) inserting the following new clauses (b) and (c) at the end of said Section:

          (b)    Notwithstanding anything to the contrary contained in Section 9.26(a) above, in the event that the Borrower consummates a Permitted Exchange Offer in accordance with the terms hereof, each of the amounts set forth in clause (a) above shall be increased by any Net Sale Proceeds received by the Borrower as a result of the consummation of a sale-leaseback transaction permitted pursuant to Section 9.02(ix) of the type described in Section 9.02(ix)(C)(1).

          (c)    Notwithstanding anything to the contrary contained in Section 9.26(a) above, in the event that the Borrower consummates a Permitted Exchange Offer in accordance with the terms hereof, each of the amounts set forth in clause (a) above shall be reduced by the aggregate amount of mandatory repayments required to be made by the Borrower on such date pursuant to Section 4.02(A)(j) and actually made by the Borrower.".

        17.    The definition of "Consolidated Indebtedness" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "; provided, further, however, that, at any time, the aggregate principal amount of Indebtedness (as a component of "Consolidated Indebtedness") evidenced by the Senior Unsecured Notes, for purposes of this Agreement, shall be determined without giving effect to the application of FASB Statement No. 15 as it relates specifically to the Senior Unsecured Notes" immediately preceding the period appearing in said definition.

        18.    The definition of "Tower Sites" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and Via's" immediately following the text "Borrower's" appearing in said definition.

        19.    Section 11 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          "Exchange Offer Capital Contribution" shall mean the sale or issuance of equity of the Borrower to Holdings (as otherwise permitted hereunder) or a capital contribution by Holdings to the Borrower for the sole purpose of consummating a Permitted Exchange Offer; provided that the sum of the cash proceeds received from any such sale or issuance, when aggregated with the sum of all outstanding Exchange Offer Notes and all other Exchange Offer Capital Contributions made to the Borrower, shall not exceed $27,700,000 at any time, provided, however, that to the extent that the sum of the Exchange Offer Notes and the Exchange Offer Capital Contributions exceeds $20,000,000, any such excess shall be attributable solely to the accrual and capitalization of interest on such Exchange Offer Notes (as permitted herein).

          "Exchange Offer Notes" shall mean any indebtedness for borrowed money incurred by the Borrower from any Person for the sole purpose of consummating a Permitted Exchange Offer; provided that (i) the initial accreted value of all such outstanding Indebtedness shall not exceed $20,000,000 and the aggregate principal amount of all such outstanding Indebtedness (immediately after giving effect to any such incurrence and after giving effect to the capitalization of any interest payments that will accrue from the issuance thereof until such date upon which any interest payments are required to be paid by the Borrower in cash to the holder of said Exchange Offer Notes in accordance with the terms thereof), when aggregated with the sum of all Exchange Offer Capital Contributions made to the Borrower at the time, shall not exceed $27,700,000, (ii) such Indebtedness shall not have a maturity date that is earlier than December 31, 2008, (iii) such Indebtedness shall (A) constitute the unsecured obligations of the Borrower and (B) bear interest at a stated annual rate of no more than 14% payable semi-annually, with any payments on account of such Indebtedness (including interest and principal payments) commencing solely on or after October 15, 2005, (iv) other than as specifically set forth in sub-clause (ii) above, such Indebtedness shall have terms substantially similar to the terms of the Senior Unsecured Notes, (v) the cash proceeds received by the Borrower in connection with any incurrence of Indebtedness on account of any Exchange Offer Notes shall be at least equal to the initial accreted value of such Exchange Offer Notes and (vi) such Indebtedness shall have been issued in accordance with the terms of the relevant Exchange Offer Notes Documents.

          "Exchange Offer Notes Documents" shall mean all documents, instruments and agreements executed and delivered in connection with the incurrence by the Borrower of any Exchange Offer Notes, which documents, instruments and agreements shall be substantially in the form agreed to by the Banks on the Fifth Amendment Effective Date (with any amendments and modifications thereto as may be acceptable to the Administrative Agent).

          "Fifth Amendment" shall mean that certain Fifth Amendment to Credit Agreement, dated as of February 7, 2003, among the Borrower, Holdings, the Banks party thereto, the Administrative Agent and the Lead Arranger.

          "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

          "Permitted Exchange Offer" shall mean one or more related or unrelated exchange offers consummated by the Borrower no later than 365 days following the Fifth Amendment Effective Date pursuant to which the Borrower shall have offered to exchange and subsequently exchanged its outstanding (as of the Fifth Amendment Effective Date) Senior Subordinated Discount Notes for any combination of Senior Unsecured Notes, cash or common stock of Holdings (or warrants for the purchase of common stock of Holdings); provided that on or prior to the consummation of any such exchange offer, the following conditions shall have been satisfied: (i) on or prior to the date of consummation of the first Permitted Exchange Offer, Holdings shall have provided the Banks with a copy of a letter of intent executed and delivered by Holdings and a purchaser for the sale and leaseback of 99 tower sites and one rooftop site located in the central valley of California, pursuant to which Holdings or the Borrower shall receive gross proceeds equal to at least $9,000,000, which letter of intent shall be in form, scope and substance satisfactory to the Banks, (ii) on or prior to the date of consummation of the first Permitted Exchange Offer, Holdings shall have provided the Banks with an opinion, in form, scope and substance satisfactory to the Banks, from PriceWaterhouseCoopers, accountants to Holdings, concluding that Holdings is entitled to receive a tax refund from the United States Internal Revenue Service, during Holdings' fiscal year ended December 31, 2003, equal to at least $9,000,000, (iii) immediately prior to and immediately following the consummation of any Permitted Exchange Offer, no event shall have occurred that could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities (contingent or otherwise), operations, properties, condition (financial or otherwise), solvency or prospects of the Borrower, Holdings and each of their respective Subsidiaries, (iv) on or prior to the consummation of any Permitted Exchange Offer, the Borrower, Holdings and each of their respective Subsidiaries, to the extent required, shall have obtained all of the consents, authorizations and approvals described in Section 7.35 hereof and shall have taken any other material action required to be taken hereunder and in accordance with applicable law in connection with such Permitted Exchange Offer, (v) on the date of consummation of the first Permitted Exchange Offer, the Borrower shall have made the mandatory repayments and/or commitment reductions required pursuant to Section 4.02(A)(j) hereof, (vi) no Default or Event of Default shall exist either immediately prior or immediately after giving effect to any Permitted Exchange Offer, (vii) the Senior Unsecured Notes of the Borrower issued pursuant to any Permitted Exchange Offer shall meet the conditions set forth in the definition thereof and shall not exceed, in aggregate principal amount, 35% of the aggregate principal amount of Senior Subordinated Discount Notes tendered for exchange in any particular Permitted Exchange Offer and, when aggregated with any other Senior Unsecured Notes issued pursuant to any other Permitted Exchange Offer, shall not have (1) a total aggregate principal amount (after giving effect to the capitalization of any interest payments that will accrue on such notes in accordance with the terms thereof) greater than $105,000,000 or (2) a total aggregate initial (as of the date of consummation of each such Permitted Exchange Offer) accreted principal value greater than $75,000,000, (viii) on the date of consummation of the first Permitted Exchange Offer, Holdings shall have provided the Administrative Agent with a certificate dated the date of such consummation signed by the Chief Financial Officer of Holdings demonstrating compliance with Sections 9.15 and 9.26 hereof (for the fiscal quarter ended December 31, 2002), (ix) the cash consideration component of any Permitted Exchange Offer shall be derived solely from the proceeds of an Exchange Offer Capital Contribution or Exchange Offer Notes and shall not exceed with respect to all such Permitted Exchange Offers $20,000,000 at any time (for the avoidance of doubt, the cash consideration component of any Permitted Exchange Offer shall never be derived from the proceeds of any Loans made hereunder or any cash on hand of the Borrower, Holdings or any of their respective Subsidiaries), (x) the consummation of any Permitted Exchange Offer shall not result in the incurrence by Holdings or any of its Subsidiaries of any material tax liability and (xi) the Borrower shall have provided to the Administrative Agent copies of any and all legal opinions delivered in connection with any Permitted Exchange Offer and reliance letters from Holdings' or the Borrower's counsel that provides such opinions permitting a reliance thereon by the Administrative Agent, the Banks and the Collateral Agent.

          "Senior Unsecured Notes" shall mean the Borrower's senior unsecured notes issued pursuant to the Senior Unsecured Notes Documents in connection with, and pursuant to, a Permitted Exchange Offer; provided that such Senior Unsecured Notes (i) shall be unsecured obligations of the Borrower, (ii) shall bear interest at a stated annual rate of no more than 14% payable semi-annually, with any payments of interest solely payable on or after October 15, 2005, (iii) shall have a final maturity date no earlier than April 15, 2010 and (iv) shall have an amortization schedule substantially similar (in terms of dates) to the schedule currently applicable to the Senior Subordinated Discount Notes.

          "Senior Unsecured Notes Documents" shall mean all documents, instruments and agreements substantially in the form agreed to by the Banks on the Fifth Amendment Effective Date (with any such amendments or modifications thereto as may be acceptable to the Administrative Agent) executed and delivered in connection with the issuance by the Borrower of the Senior Unsecured Notes.

        20.    Section 13.02 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately prior to the text "In addition to any rights" appearing at the beginning of said Section and (ii) inserting the following text immediately at the end of said Section:

  "(b)    NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO BANK OR THE ADMINISTRATIVE AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED BANKS OR, TO THE EXTENT REQUIRED BY SECTION 13.12 OF THIS AGREEMENT, ALL OF THE BANKS, OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY BANK OR THE ADMINISTRATIVE AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED BANKS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE BANKS AND THE ADMINISTRATIVE AGENT HEREUNDER.".

II.    Miscellaneous Provisions.

        1.    In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a)    no Default or Event of Default exists as of the Fifth Amendment Effective Date both immediately prior to and immediately after giving effect to this Amendment;

          (b)    all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date

  (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

          (c)    the tower, rooftop, ground, co-location or similar leases to which Via and its Subsidiaries are party on this Fifth Amendment Effective Date are set forth as Annex A to this Amendment and said Annex A identifies which of said leases constitutes part of the assets to be sold pursuant to the sale-leaseback transaction described in Section 9.02(ix)(C)(1).

        2.    On the Fifth Amendment Effective Date, the Borrower hereby agrees to pay in immediately available funds to the Administrative Agent for distribution to each Bank that executes and delivers to the Administrative Agent (or its designee) a counterpart of this Amendment by the close of business on February 12, 2003, a non-refundable cash fee in an amount (in U.S. dollars) equal to 15 basis points (0.15%) of an amount equal to the sum of the outstanding principal amount of A Term Loans, B Term Loans and Revolving Loan Commitment of such Bank, in each case, as the same is in effect on the Fifth Amendment Effective Date, which fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter.

        3.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        4.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        5.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        6.    This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) the Borrower, Holdings, each Guarantor and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) the Borrower shall have paid the Administration Agent the fee described in Section 2 of Part II of this Amendment; provided, that in the event that the Fifth Amendment Effective Date shall not have occurred on or prior to the close of business on February 12, 2003, this Amendment shall be null and void and shall have no further force and effect.

        7.    By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement and the Security Agreement.

        8.    From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*            *            *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

UBIQUITEL OPERATING COMPANY, as Borrower
By:
Name: Title:
BNP PARIBAS, Individually, as Bank, as Administrative Agent, as Lead Arranger
By:
Name: Title:
FORTIS CAPITAL CORP., as Bank
By:
Name: Title:
By:
Name: Title:

WEST LB AG, NEW YORK BRANCH, as Bank
By:
Name: Title:
By:
Name: Title:
BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Bank
By:
Name: Title:
CITY NATIONAL BANK, as Bank
By:
Name: Title:

2

BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Bank
By:
Name: Title:
THE CIT GROUP/EQUIPMENT FINANCING, INC., as Bank
By:
Name: Title:
IBM CREDIT CORPORATION, as Bank
By:
Name: Title:
LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as Bank
By:
Name: Title:

3

RFC CAPITAL CORPORATION, as Bank
By:
Name: Title:
STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as Bank
By:
Name: Title:
KEYPORT LIFE INSURANCE COMPANY, as Bank
By:
Name: Title:
COAST BUSINESS CREDIT, as Bank
By:
Name: Title:

4

DZ BANK DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN as Bank
By:
Name: Title:
GALAXY CLO 1999-1, LTD., as Bank
By:
Name: Title:

5

KZH SOLEIL LLC, as Bank
By:
Name: Title:
KZH SOLEIL-2 LLC, as Bank
By:
Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION, as Bank
By:
Name: Title:
BANK OF AMERICA, N.A., as Bank
By:
Name: Title:

6

SAWGRASS TRADING LLC, as Bank
By:
Name: Title:
AURUM CLO 2002-I LTD., as Bank
By:
Name: Title:
HIGHLAND LEGACY LIMITED, as Bank
By:
Name: Title:
PAM CAPITAL FUNDING, as Bank
By:
Name: Title:
APEX (TRIMARAN) CDO I, LTD., as Bank
By:
Name: Title:
QDRA, LLC, as Bank
By:
Name: Title:

7

Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Sections 6 and 7 of Part II thereof).

UBIQUITEL INC., as Guarantor
By:
Name: Title:
VIA HOLDING INC.
By:
Name: Title:
VIA BUILDING, LLC
By:
Name: Title:
VIA WIRELESS LLC
By:
Name: Title:

8

QuickLinks

  EXHIBIT 10.37
FIFTH AMENDMENT TO CREDIT AGREEMENT